Property, plant and equipment	12 Months Ended
Dec. 31, 2018
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Property, plant and equipment
13.	Property, plant and equipment

	Oyu Tolgoi
Year Ended December 31, 2018	Mineral property interests	Plant and equipment	Capital works in progress	Other capital assets	Total

Net book value:

January 1, 2018	$834,310	$3,197,491	$3,315,171	$-	7,346,972

Additions	21,137	-	1,328,927	-	1,350,064

Interest capitalized (Note 7)	-	-	334,668	-	334,668

Depreciation for the year	(56,334)	(133,070)	-	-	(189,404)

Disposals and write offs	-	(3,995)	-	-	(3,995)

Transfers and other movements	-	203,021	(203,021)	-	-
December 31, 2018	$799,113	$3,263,447	$4,775,745	$-	$8,838,305

Cost	1,247,246	4,729,132	4,775,745	1,152	10,753,275

Accumulated depreciation / impairment	(448,133)	(1,465,685)	-	(1,152)	(1,914,970)
December 31, 2018	$799,113	$3,263,447	$4,775,745	$-	$8,838,305

Non-current assets pledged as security (a)	$799,113	$3,263,447	$4,775,745	$-	$8,838,305

	Oyu Tolgoi
Year Ended December 31, 2017	Mineral property interests	Plant and equipment	Capital works in progress	Other capital assets	Total

Net book value:

January 1, 2017	$854,089	$3,394,948	$2,167,962	$32	$6,417,031

Additions	47,270	-	1,005,219	-	1,052,489

Interest capitalized (Note 7)	-	-	200,764	-	200,764

Depreciation for the year	(67,049)	(253,296)	-	(32)	(320,377)

Disposals and write offs	-	(2,935)	-	-	(2,935)

Transfers and other movements	-	58,774	(58,774)	-	-
December 31, 2017	$834,310	$3,197,491	$3,315,171	$-	$7,346,972

Cost	1,226,109	4,541,570	3,315,171	1,152	9,084,002

Accumulated depreciation / impairment	(391,799)	(1,344,079)	-	(1,152)	(1,737,030)
December 31, 2017	$834,310	$3,197,491	$3,315,171	$-	$7,346,972

Non-current assets pledged as security (a)	$834,310	$3,197,491	$3,315,171	$-	$7,346,972
(a)

In addition to property, plant and equipment, at December 31, 2018 current and non-current inventory of $243.0 million (December 31, 2017 - $274.1 million) and $18.7 million (December 31, 2017 - $43.4 million) respectively are pledged as security for the project finance facility.

(b)

At December 31, 2018, the Company reviewed impairment indicators at the Oyu Tolgoi cash-generating unit level and identified that there was an indicator of impairment. The recoverable amount was assessed as the higher of value in use and FVLCD. The recoverable amount was determined by reference to a FVLCD model using discounted post-tax cash flows in line with the Company’s accounting policy for impairment of non-current assets set out in Note 2 (k).

The Company’s assessment of FVLCD exceeded the carrying value by $3.7 billion at December 31, 2018. As such, no impairment charge has been recognized in the consolidated statement of income.

In arriving at FVLCD, post-tax cash flows expressed in real terms have been estimated based on detailed life-of-mine plans and discounted using a post-tax real discount rate of 8.0%. Long-term forecast commodity prices were estimated using industry analyst consensus forecasts.

During the fourth quarter of 2018, the Company carried out its own review of the previously announced Rio Tinto schedule and cost re-forecast for the Oyu Tolgoi underground project that had concluded that a delay to sustainable first production was expected from the first quarter of 2021 to late in the third quarter of 2021. On December 31, 2018, Oyu Tolgoi and the Government of Mongolia signed the Power Source Framework Agreement, which provides a binding framework and pathway forward for the construction of a Tavan Tolgoi-based power project, as well as establishes the basis for a long-term domestic power solution for the mine. The impact of these updates has been reflected in the recoverable amount of the Oyu Tolgoi cash-generating unit.

Reasonably possible movements in key assumptions could reduce the calculated recoverable amount. The post-tax real discount rate would need to be increased to 10.4% or the long-term copper and gold prices would need to be reduced by 15%, in order for the recoverable amount to equal the carrying value of the cash-generating unit.

Since the completion of its independent review and as announced on February 27, 2019, the Company has become aware that Rio Tinto, as manager of the project, has advised that as the lateral development continues, there is more detailed data than what was previously available. As a consequence, Rio Tinto is studying the impact of some potentially significant changes to some future elements of the underground design including relocating the ore passes. This, together with the delay to Shaft 2 also announced by the Company on February 27, 2019, is ultimately expected to result in an overall schedule delay to sustainable first production beyond the end of the third quarter of 2021.

Recognizing the uncertainties noted above, the Company acknowledges that a further delay to first sustainable production would have an adverse impact upon the recoverable amount. The Company has estimated that, based on its best available information, any possible additional delay to sustainable first production, whilst maintaining a total project cost of $5.3 billion, would reduce the recoverable amount by approximately $0.1 billion per each incremental month of delay. As such, the Company believes that any reasonably possible movement in the development schedule would not reduce the recoverable amount to below the carrying value of the Oyu Tolgoi cash-generating unit.